Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

April 29, 2020

General Dynamics Reports First-Quarter 2020 Results

•COVID-19 travel restrictions delay aircraft deliveries
•Defense segments combined show modest growth in revenue and margin
•Net earnings of $706 million
•Diluted EPS of $2.43
•Backlog of $85.7 billion, up 24% from year-ago quarter

RESTON, Va. – General Dynamics (NYSE: GD) today reported first-quarter 2020 net earnings of $706 million on $8.75 billion in revenue. On a per share basis, diluted earnings per share (EPS) were $2.43.

Travel restrictions due to the COVID-19 pandemic delayed deliveries of business-jet aircraft, which resulted in a $549 million decline in revenue for the Aerospace segment. Nevertheless, the segment’s backlog remains strong, up $1.1 billion, or 9.1%, over the year-ago quarter.

The defense businesses on a combined basis posted revenue of $7.1 billion, a slight increase over the year-ago quarter; operating earnings of $705 million, 2.2% above the year-ago quarter; and margin of 10%, an expansion of 20 basis points over the year-ago quarter. The defense businesses’ backlog of $72.5 billion was 27% higher than the year-ago quarter.

“Since the onset of the COVID-19 crisis, we have supported our government customers and implemented multiple safety measures to keep our people as safe as possible,” said Phebe N. Novakovic, chairman and chief executive officer. “We are responding to the COVID travel restrictions’ impact on Gulfstream and are managing our costs throughout our business.”

Capital Deployment
The company repurchased 3.4 million of its outstanding shares in the first quarter to cover dilution from the exercise of stock options. In March, the board of directors increased the company’s quarterly dividend 8 cents to $1.10 per share, which was the company’s 23rd consecutive annual dividend increase.

Backlog
Total backlog at the end of first-quarter 2020 was $85.7 billion, up 23.9% year-over-year. Estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $38.1 billion. Total estimated contract value, the sum of all backlog components, was $123.9 billion, up 20.1% year-over-year.

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Orders
Significant awards in the quarter included an IDIQ contract with a maximum potential value of $885 million to modernize the U.S. Army’s training programs, $875 million for the construction of two additional U.S. Navy John Lewis-class (T-AO-205) oilers, an IDIQ contract with a maximum potential value of $505 million to provide supercomputing resources to the National Oceanic Atmospheric Administration’s (NOAA) Weather and Climate Operational Supercomputing System (WCOSS), $300 million from the Army to upgrade Abrams tanks to the M1A2 System Enhancement Package Version 3 (SEPv3) configuration and $225 million for parts and support for Stryker armored fighting vehicles.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; combat vehicles, weapons systems and munitions; IT services; C4ISR solutions; and shipbuilding and ship repair. General Dynamics employs more than 100,000 people worldwide and generated $39.4 billion in revenue in 2019. More information is available at www.gd.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its first-quarter 2020 financial results conference call at 9 a.m. EDT on Wednesday, April 29, 2020. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available one hour after the end of the call and end on May 6. To hear a recording of the conference call by telephone, please call 1-877-344-7529 (international: 1-412-317-0088) passcode 10141159. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.
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EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	March 29, 2020	March 31, 2019	$	%
Revenue	$8,749	$9,261	$(512)	(5.5)%
Operating costs and expenses	(7,808)	(8,247)	439
Operating earnings	941	1,014	(73)	(7.2)%
Interest, net	(107)	(117)	10
Other, net	14	18	(4)
Earnings before income tax	848	915	(67)	(7.3)%
Provision for income tax, net	(142)	(170)	28
Net earnings	$706	$745	$(39)	(5.2)%
Earnings per share—basic	$2.45	$2.59	$(0.14)	(5.4)%
Basic weighted average shares outstanding	288.6	287.9
Earnings per share—diluted	$2.43	$2.56	$(0.13)	(5.1)%
Diluted weighted average shares outstanding	289.9	290.9

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EXHIBIT B
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	March 29, 2020	March 31, 2019	$	%
Revenue:
Aerospace	$1,691	$2,240	$(549)	(24.5)%
Combat Systems	1,708	1,636	72	4.4%
Information Technology	1,988	2,169	(181)	(8.3)%
Mission Systems	1,116	1,158	(42)	(3.6)%
Marine Systems	2,246	2,058	188	9.1%
Total	$8,749	$9,261	$(512)	(5.5)%
Operating earnings:
Aerospace	$240	$328	$(88)	(26.8)%
Combat Systems	223	206	17	8.3%
Information Technology	150	156	(6)	(3.8)%
Mission Systems	148	148	—	—%
Marine Systems	184	180	4	2.2%
Corporate	(4)	(4)	—	—%
Total	$941	$1,014	$(73)	(7.2)%
Operating margin:
Aerospace	14.2%	14.6%
Combat Systems	13.1%	12.6%
Information Technology	7.5%	7.2%
Mission Systems	13.3%	12.8%
Marine Systems	8.2%	8.7%
Total	10.8%	10.9%

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EXHIBIT C
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	March 29, 2020	December 31, 2019
ASSETS
Current assets:
Cash and equivalents	$5,330	$902
Accounts receivable	3,547	3,544
Unbilled receivables	7,938	7,857
Inventories	6,852	6,306
Other current assets	1,074	1,171
Total current assets	24,741	19,780
Noncurrent assets:
Property, plant and equipment, net	4,537	4,475
Intangible assets, net	2,259	2,315
Goodwill	19,653	19,677
Other assets	2,520	2,594
Total noncurrent assets	28,969	29,061
Total assets	$53,710	$48,841
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$5,047	$2,920
Accounts payable	2,788	3,162
Customer advances and deposits	6,825	7,148
Other current liabilities	3,780	3,571
Total current liabilities	18,440	16,801
Noncurrent liabilities:
Long-term debt	12,951	9,010
Other liabilities	9,119	9,453
Total noncurrent liabilities	22,070	18,463
Shareholders’ equity:
Common stock	482	482
Surplus	3,015	3,039
Retained earnings	31,983	31,633
Treasury stock	(17,809)	(17,358)
Accumulated other comprehensive loss	(4,471)	(4,219)
Total shareholders’ equity	13,200	13,577
Total liabilities and shareholders’ equity	$53,710	$48,841

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EXHIBIT D
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended
	March 29, 2020	March 31, 2019
Cash flows from operating activities—continuing operations:
Net earnings	$706	$745
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	122	114
Amortization of intangible and finance lease right-of-use assets	90	91
Equity-based compensation expense	30	40
Deferred income tax benefit	(28)	(10)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(33)	49
Unbilled receivables	(78)	(873)
Inventories	(546)	(210)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(375)	(167)
Customer advances and deposits	(373)	(623)
Other, net	(181)	49
Net cash used by operating activities	(666)	(795)
Cash flows from investing activities:
Capital expenditures	(185)	(181)
Other, net	8	(6)
Net cash used by investing activities	(177)	(187)
Cash flows from financing activities:
Proceeds from fixed-rate notes	3,960	—
Proceeds from commercial paper, net	2,271	1,010
Purchases of common stock	(449)	(133)
Dividends paid	(295)	(268)
Other, net	(202)	88
Net cash provided by financing activities	5,285	697
Net cash used by discontinued operations	(14)	(5)
Net increase (decrease) in cash and equivalents	4,428	(290)
Cash and equivalents at beginning of period	902	963
Cash and equivalents at end of period	$5,330	$673

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EXHIBIT E
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	March 29, 2020	December 31, 2019
Debt-to-equity (a)	136.3%	87.9%
Debt-to-capital (b)	57.7%	46.8%
Book value per share (c)	$46.01	$46.88
Shares outstanding	286,864,540	289,610,336

	First Quarter
	2020	2019
Income tax payments, net	$43	$37
Company-sponsored research and development (d)	$78	$122
Return on sales (e)	8.1%	8.0%

Non-GAAP Financial Measures:
	First Quarter
	2020	2019
Earnings before interest, taxes, depreciation and amortization:
Net earnings	$706	$745
Interest, net	107	117
Provision for income tax, net	142	170
Depreciation of property, plant and equipment	122	114
Amortization of intangible and finance lease right-of-use assets	90	91
Earnings before interest, taxes, depreciation and amortization (f)	$1,167	$1,237

Free cash flow from operations:
Net cash used by operating activities	$(666)	$(795)
Capital expenditures	(185)	(181)
Free cash flow from operations (g)	$(851)	$(976)
(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)Includes independent research and development and Aerospace product-development costs.

(e)Return on sales is calculated as net earnings divided by revenue.

(f)We believe earnings before interest, taxes, depreciation and amortization (EBITDA) is a useful measure for investors because it provides another measure of our profitability and our ability to service our debt. We calculate EBITDA by adding back interest, taxes, depreciation and amortization to net earnings. The most directly comparable GAAP measure to EBITDA is net earnings.

(g)We believe free cash flow from operations is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying maturing debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a key performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided (used) by operating activities.
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EXHIBIT F
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
First Quarter 2020:
Aerospace	$12,998	$274	$13,272	$2,837	$16,109
Combat Systems	14,373	244	14,617	4,253	18,870
Information Technology	5,375	4,127	9,502	18,638	28,140
Mission Systems	4,947	229	5,176	7,957	13,133
Marine Systems	26,112	17,053	43,165	4,460	47,625
Total	$63,805	$21,927	$85,732	$38,145	$123,877
Fourth Quarter 2019:
Aerospace	$13,168	$181	$13,349	$2,989	$16,338
Combat Systems	14,474	439	14,913	4,322	19,235
Information Technology	4,839	4,294	9,133	19,003	28,136
Mission Systems	5,037	326	5,363	7,482	12,845
Marine Systems	20,012	24,175	44,187	5,453	49,640
Total	$57,530	$29,415	$86,945	$39,249	$126,194
First Quarter 2019:
Aerospace	$11,924	$244	$12,168	$2,080	$14,248
Combat Systems	15,475	515	15,990	4,185	20,175
Information Technology	4,770	3,584	8,354	16,666	25,020
Mission Systems	5,081	234	5,315	7,186	12,501
Marine Systems	19,935	7,446	27,381	3,831	31,212
Total	$57,185	$12,023	$69,208	$33,948	$103,156

* The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

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EXHIBIT F-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$62,142
$66,290
$69,529
$67,871
$69,208
$67,654
$67,396
$86,945
$85,732
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20

Funded Backlog	Unfunded Backlog

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EXHIBIT F-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$15,000
$10,000
$5,000
$0
$12,168
$12,145
$11,383
$13,349
$13,272
1Q19
2Q19
3Q19
4Q19
1Q20

COMBAT SYSTEMS
$20,000
$15,000
$10,000
$5,000
$0
$15,990
$15,232
$15,518
$14,913
$14,617
1Q19
2Q19
3Q19
4Q19
1Q20

INFORMATION TECHNOLOGY
$15,000
$10,000
$5,000
$0
$8,354
$8,851
$9,163
$9,133
$9,502
1Q19
2Q19
3Q19
4Q19
1Q20

MISSION SYSTEMS
$10,000
$5,000
$0
$5,315
$5,183
$5,459
$5,363
$5,176
1Q19
2Q19
3Q19
4Q19
1Q20

MARINE SYSTEMS

$50,000
$40,000
$30,000
$20,000
$10,000
$0
$27,381
$26,243
$25,873
$44,187
$43,165
1Q19
2Q19
3Q19
4Q19
1Q20

Funded Backlog	Unfunded Backlog

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EXHIBIT G
FIRST QUARTER 2020 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the first quarter of 2020:
Combat Systems:
•$300 from the U.S. Army to upgrade Abrams tanks to the M1A2 System Enhancement Package Version 3 (SEPv3) configuration.
•$225 from the Army to provide spare parts and inventory management services for the Stryker wheeled combat-vehicle program.
•$145 from the Army to provide systems technical support for Abrams main battle tanks.
•$135 to produce Eagle wheeled combat vehicles for Germany.
•$90 from the Army for various munitions and ordnance.

Information Technology:
•$240 to provide supercomputing resources through the National Oceanic Atmospheric Administration’s (NOAA) Weather and Climate Operational Supercomputing System (WCOSS) contract. The contract has a maximum potential value of $505.
•$80 to provide sustainment support, maintenance and logistics for the Army. The contract has a maximum potential value of $455.
•An IDIQ contract to provide development, program management and support services for enterprise-wide application development functions for a federal agency. The contract has a maximum potential value of $250.
•$150 for several key contracts to provide intelligence services to classified customers.
•A contract to provide IT infrastructure and engineering support for the U.S. Navy. The contract has a maximum potential value of $125.

Mission Systems:
•An IDIQ contract to modernize the Army’s training programs. The contract has a maximum potential value of $885.
•$65 from the Army for computing and communications equipment under the Common Hardware Systems-5 (CHS-5) program.
•$45 to support the engineering and manufacturing efforts on the Navy’s Air and Missile Defense Radar program.
•$40 from the Navy to provide nuclear weapons security maintenance and sustainment services.
•$40 from the Army to provide continued software support and engineering for the Warfighter Information Network-Tactical (WIN-T) Increment 2 program.

Marine Systems:
•$875 for the construction of two additional Navy John Lewis-class (T-AO-205) fleet replenishment oilers.
•$70 from the Navy to provide maintenance and repair services for the Ticonderoga-class guided-missile cruiser and Arleigh Burke-class (DDG-51) guided-missile destroyer programs.
•$60 from the Navy to produce a large vertical array fixture for Navy submarine acoustic detection efforts.
•$40 from the Navy to provide maintenance for submarines at the Naval Submarine Base New London in Connecticut.
•$40 from the Navy for on-board repair parts for two Virginia-class submarines under Block IV of the program.
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EXHIBIT H
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	First Quarter
	2020	2019
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	20	27
Mid-cabin aircraft	3	7
Total	23	34

Aerospace Book-to-Bill:
Orders*	$1,856	$3,131
Revenue (excluding pre-owned aircraft sales)	1,691	2,198
Book-to-Bill Ratio	1.10x	1.42x

* Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

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